UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 15, 2020

                       PURE HARVEST CORPORATE GROUP, INC.
                  --------------------------------------------
                (Name of registrant as specified in its charter)

      Colorado                 333-212055                    71-0942431
---------------------     ------------------     ------------------------------
State of Incorporation    Commission File No.    IRS Employer Identification No.

                          2401 E. 2nd Avenue, Suite 600
                                Denver, CO 80206
                           --------------------------
                     Address of principal executive offices

                                 (800) 924-3716
                              --------------------
                      Telephone number, including area code

                       PURE HARVEST CANNABIS GROUP, INC.
                  --------------------------------------------
           Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class   Trading Symbol   Name of each exchange on which registered
-------------------   --------------   -----------------------------------------
       None                N/A                         N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

      Emerging Growth Company [x]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [x]

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

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      On June 15, 2020, the Company borrowed $30,000 from an unrelated third party. The loan is evidenced by a promissory note which bears interest at 10% per year and is due and payable on October 8, 2020.

     At the option of the lender, the note principal and any accrued interest may be converted into shares of the Company's common stock. The number of shares of the Company's common stock which will be issued upon any conversion will be determined by dividing the amount to be converted by $0.40.

     On June 15, 2020, the Company borrowed $200,000 from an unrelated third party. The loan is evidenced by a promissory note which bears interest at 12% per year and is due and payable on December 10, 2020.

     At the option of the lender, the note principal and any accrued interest may be converted into shares of the Company's common stock. The number of shares of the Company's common stock which will be issued upon any conversion will be determined by dividing the amount to be converted by the lesser of $0.30 or 80% of the ten day average closing price of the Company's common stock immediately prior to the date of conversion.


Item 3.02.  Unregistered Sales of Equity Securities.

     In connection with the issuance of the notes referenced in Item 2.03 of this report the Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933. The notes were issued to sophisticated investors who were provided full information regarding the Company's business and operations. There was no general solicitation in connection with the issuance of the notes. No commission was paid to any person in connection with issuance of the notes.







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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

June 23, 2020
                                       PURE HARVEST CORPORATE GROUP, INC.

                                       By: /s/ Matthew Gregarek
                                           ----------------------------
                                           Matthew Gregarek
                                           Chief Executive Officer